EHA Analyst & Investor Webcast June 15, 2018 NASDAQ: BLUE June 15, 2018 Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

Welcome Nick Leschly, chief bluebird

Making Hope A Reality

Three Regulatory Filings Anticipated by End of 2019

LentiGlobin TDT
First Filing (2018)

Lenti-D CALD
First Filing (2019)

2022

THE GENE THERAPY PRODUCTS COMPANY

LentiGlobin SCD
Data-Driven Acceleration

∞
Patient Impact

bb2121 Multiple Myeloma
First Filing (2019)

2+ Products on the Market

2+ Programs Nearing Commercialization

4+ Additional Programs in the Clinic

Key Takeaways

LentiGlobin TDT	• Transfusion-dependent β-thalassemia (TDT) MAA filing on track for 2018 • HGB-207: 7/8 patients reaching normal/near normal total hemoglobin by 6 months • HGB-204: 8/10 non-β^0/β^0 patients achieve and maintain TI for up to 3+ years

LentiGlobin SCD	• Group C (n=6) patients showing rapid and consistent anti-sickling HbA^{T87Q} expression
	  ➢ At 3 months (n=4) all patients have ≥ 30% HbA^{T87Q}
	  ➢ At 6 months (n=1) patient has 62% HbA^{T87Q}; total Hgb of 14.2 g/dL
	• No new safety findings in patients treated with plerixafor

BLUE 2018 & Beyond	• Commercial readiness and implementation underway • Early and late-stage clinical programs tracking • Building for next phase of growth: innovation engine and commercialization

NASDAQ: BLUE
6

LentiGlobin TDT Data Update David Davidson, M.D., chief medical officer

Transfusion-Dependent β-Thalassemia (TDT) Inherited blood disease that requires lifelong, frequent blood transfusions and iron reduction therapy UNMET NEED Treatment of underlying disease limited to allo-HSCT, primarily only for pediatric patients with sibling donor matches Sometimes severe treatment-related risks and complications Requires comprehensive care throughout life EPIDEMIOLOGY Global prevalence ~ 288,000 Global incidence ~ 60,000 “When I get blood, it is no less than a 14-hour day with transportation included. Getting blood is a lonely job for us thalassemia patients. Transfusion schedules are rigorous and a time consumer. I lose one day every two weeks.” – Laurice

Transfusion-Dependent β-Thalassemia Basis of EU filing Original manufacturing process All genotypes Basis of EU and U.S. filings Refined manufacturing process Non-β0/β0 genotypes β0/β0 genotypes Refined manufacturing process First patient treated in November 2017 First pediatric patient treated April 2018 HGB-204 HGB-207 HGB-212 Basis of EU filing (with Northstar) Original manufacturing process HGB-205

HGB-207: 7/8 Patients with ≥ 6 Months Follow-up are Transfusion Free First treated patient achieved transfusion independence and has begun phlebotomy Hb (g/dL) Peripheral VCN At last study visit 13.1 3.6 11.1 2.2 13.3 2.8 12.2 1.5 11.6 2.1 11.9 5.0 11.2 1.1 *Indicates male patients; Transfusion independence is defined as the weighted average Hb ≥9 g/dL without any RBC transfusions for ≥12 months; Hb, hemoglobin; VCN, vector copy number Patient 2 was free from chronic transfusions for 11 months, however received a transfusion following DP infusion due to low Hb; patient had a peripheral VCN of 0.2 Data as of 15 May 2018 Phlebotomy Initiated * * *

HGB-207: 7/8 patients are producing ≥ 7.6 g/dL of HbAT87Q by 6 months * Indicates male patients; †Patient is homozygous for severe IVS-1-5 β-globin mutation Data as of 15 May 2018 βE/β0 βE/β0 β+/β+ βE/β0 β0/β+ β0/β+ β+/β+ β0/β+ β0/β+ β0/β+ Last Study Visit (Month) 12 12 12 9 9 9 6 6 3 3

HGB-207: 7/8 patients are producing ≥ 7.6 g/dL of HbAT87Q by 6 months †Patient is homozygous for severe IVS-1-5 β-globin mutation Data as of 15 May 2018 βE/β0 βE/β0 β+/β+ βE/β0 β0/β+ β0/β+ β+/β+ β0/β+ β0/β+ β0/β+ Last Study Visit (Month) 12 12 12 9 9 9 6 6 3 3

Peripheral Blood VCN and HbAT87Q Production Over Time HbAT87Q production over time Peripheral blood VCN over time Data as of 15 May 2018 (HGB-207) and 7 Mar 2018 (HGB-204) For 204 non-b0/b0 patients, medians (Q1, Q3) depicted

HGB-204: 8/10 Patients with Non-β0/β0 Genotypes Achieve and Maintain Transfusion Independence Data as of 7 March 2018 Median duration of transfusion independence to date of 33 months in 8/10 patients with non-β0/β0 genotypes Non-β0/β0 genotypes (8/10) Hb (g/dL) At last study visit 10.3 9.4 12.0 12.5 13.5 10.0 9.1 10.7 9.3 10.3 9.8 *Indicates male patients; Transfusion independence is defined as the weighted average Hb ≥9 g/dL without any RBC transfusions for ≥12 months Transfusion Independence Non-β0/β0 genotypes (8/10) 80% achieved TI for 16+ to 38+ months β0/β0 genotypes (2/8) 25% achieved TI for 14+ and 16+ months Reduction in Transfusion Volume Non-β0/β0 genotypes (2/10) 27% and 82% β0/β0 genotypes (5/8) Median 53% (min – max: 8% – 74%) β0/β0 genotypes (3/8) * * *

LentiGlobin Safety Profile is Generally Consistent with Myeloablative Conditioning

HGB-204

- No grade ≥ 3 DP-related AEs
- One SAE of asymptomatic wild-type HIV infection was reported 23 months after DP infusion and was considered not related to LentiGlobin
- Two SAEs of VOD

HGB-207

- One grade 1 abdominal pain event was considered possibly related to LentiGlobin
- Two SAEs of VOD extended hospitalization following DP infusion
  - Events occurred on Day +23 and Day +34
  - Both patients were treated with defibrotide
  - Both events have resolved

No graft failure | No deaths | No vector-mediated replication competent lentivirus | No early evidence of clonal dominance

NASDAQ: BLUE

AE, adverse event; DP, drug product; HIV, human immunodeficiency virus; SAE, serious adverse event, VOD, veno-occlusive liver disease

Data as of 15 May 2018

15

LentiGlobin SCD Data Update

Sickle Cell Disease (SCD) Severe blood disorder that causes anemia, frequent pain crises, and shortened lifespan UNMET NEED High morbidity; early mortality; with median age of death in the 5th decade Treatment of underlying disease limited to allo-HSCT, primarily recommended only for pediatric patients with matched sibling donors 15-20% of patients with SCD may have HLA-identical sibling donor Substantial treatment-related risks and complications EPIDEMIOLOGY U.S. prevalence ~ 100,000; EU prevalence ~ 113,000 Global annual birth incidence ~ 300,000 – 400,000 “I experienced my first sickle crisis requiring hospitalization at age 5. Since then I’ve endured hundreds of hospitalizations, blood transfusions and surgical procedures. Despite the devastating symptoms of sickle cell, I was determined to complete my educational goals.”- Lakiea Source: Global Genes

HGB-206: Evolution of LentiGlobin in SCD

	Group A	Group B		Group C
	Bone Marrow Original Protocol and Manufacturing Process	**Bone Marrow** Modified Protocol and Mixed Manufacturing Process	Planned Cell Source Shift	**Peripheral Blood** Modified Protocol and Refined Manufacturing Process
Transfusions (Pre-Treatment)	No	Yes		Yes
Conditioning	Medium	High		High
Total Cell Dose	Low	Medium		High
Transduction (VCN & % Transduced)	Low	High		High
CD34 Phenotype (% CD34 Bright)	Medium	Medium		High
	Cell Source: Bone Marrow			Cell Source: Apheresis

NASDAQ: BLUE

18

HGB-206: Study Disposition



Consented
N=29
Ineligible N=4
Pre-treatment Transfusions
Group A
N=9
Group B
N=2
Group C
N=14
Bone Marrow Harvest
N=9
Discontinued*
N=2
Original Manufacturing Process N=7
LentiGlobin DP Infused
N=7
Long Term Follow-up after 2 years
N=7
Bone Marrow Harvest†
N=2
Original → Refined Manufacturing Process N=2
LentiGlobin DP Infused
N=2
Cell collection Pending
N=3
Plerixafor Mobilization & Apheresis
N=11
DP Manufacture Pending
N=2
Refined Manufacturing Process N=9
Transplant Pending
N=3
LentiGlobin DP Infused
N=6

*1 due to insufficient cell collection, 1 withdrew consent; †One patient also received a single mobilization cycle to collect cells for back-up

NASDAQ: BLUE

Data as of May 15, 2018 19

HGB-206: Patient Characteristics N=22 Patients Who Started Cell Collection Parameter Group A N=9 Group B N=2 Group C N=11 Age at consent median (min – max), years 26 (18 – 43) 24.5 (22 – 27) 25 (18 – 35) Gender 2 Female 0 Female 5 Female Genotype βS/βS 9 2 11 Prior SCD History No. of patients No. of events, median (min – max) Hydroxyurea use 5 2 6 Recurrent VOCs*,† 7 4.5 (2.0 – 27.5) 2 10.0 (2.5 – 17.5) 6 7.5 (4.0 – 14.0) Acute chest syndrome*,† 1 1 1 1 2 1 (1 – 1) Any history of stroke 2 0 3 Regular pRBC transfusions before study entry 1 0 7 TRJV >2.5 m/s* 1 0 0 *Within 2 years prior to informed consent, or initiation of regular transfusions in case of VOCs; †Median Annualized values in patients with ≥2 events/year (for VOCs), or ≥1 events/year with at least one episode in the year before informed consent or initiation of regular transfusions (for ACS) Data as of May 15, 2018 ACS, acute chest syndrome; VOC, vaso-occlusive crisis, TRJV, Tricuspid regurgitant jet velocity

Refinements to Manufacturing and Cell Harvest Lead to Improved Drug Product Characteristics



Vector copy number
% Transduced cells
CD34+ cell dose
DP VCN (vector copies/diploid genome)
% Vector Positive
X 10^6 CD34+ Cells/kg
Group A Group B Group C
N=7 12 DP†
N=2 4 DP†
N=6 7 DP†
N=7 11 DP†#
N=2 4 DP†
N=6 7 DP†
N=7
N=2
N=6
LentiGlobin manufacturing process (HSC source)
Original (BM)
Refined (BM)
Refined (PB)

	Group A	Group B	Group C
Median – Vector copy number	0.6	3.1	4.0
Median – % Transduced cells	25	87	81
Median – CD34+ cell dose	2.1	2.7	7.1

†Number of DP exceeds number of patients since some patients were harvested or mobilized more than once; # % Transduced cells not available for 1 DP at time of analyses; Grey line indicates median

BM, bone marrow; HSC, hematopoietic stem cell; Med, median; PB, peripheral blood.

NASDAQ: BLUE Data as of May 15, 2018 21

Peripheral Blood VCN is Higher in Patients in Group B and C For Group A patients, medians (min, max) depicted; Group A patients with month 30 study visit (N=3) Data as of May 15, 2018 for HGB-206 and Sep 20, 2017 for pt 1204

Patients in Group B and C Demonstrate Higher HbAT87Q Production Data as of May 15, 2018 for HGB-206 and Sep 20, 2017 for pt 1204 For Group A patients, medians (min, max) depicted; Group A patients with month 30 study visit (N=2) 8.8 g/dL

All Group C Patients Above 30% Anti-Sickling Hemoglobin by 3 Months Globin Fractions [g/dL] Median for DP-infused patients depicted, except for Group C at 6 months given N=1 At 3 months study visit At 6 months study visit 57% 26% 5% 35% 39% 31% 72% 38% 5% 53% 62% 36% 10% 15% 47% 40% Data as of May 15, 2018 for HGB-206 and Sep 20, 2017 for pt 1204 Total Hb (g/dL) 9.2 11.1 10.8 8.9 11.5 14.2 5 incremental patients since data presented at ASH; no clinically significant new safety events 62% 36% 53% 38% 5% 74% 57% 5% 35% 26% 39% 31%

Key Takeaways

LentiGlobin TDT	• Transfusion-dependent β-thalassemia (TDT) MAA filing on track for 2018 • HGB-207: 7/8 patients reaching normal/near normal total hemoglobin by 6 months • HGB-204: 8/10 non-β^0/β^0 patients achieve and maintain TI for up to 3+ years
LentiGlobin SCD	• Group C (n=6) patients showing rapid and consistent anti-sickling HbA^{T87Q} expression › At 3 months (n=4) all patients have ≥ 30% HbA^{T87Q} › At 6 months (n=1) patient has 62% HbA^{T87Q}; total Hgb of 14.2 g/dL • No new safety findings in patients treated with plerixafor

NASDAQ: BLUE

25

Closing Nick Leschly, chief bluebird

Leaders in Gene & Cell Therapy

Our Integrated Platforms

Gene Therapy | Cell Therapy | Gene Editing

Our Clinical Programs

Lenti-D™ | bb2121
LentiGlobin® | bb21217

500+ bluebirds



Cambridge | Seattle | Durham | Zug

Regulatory Designations

RMAT
Regenerative Medicine Advanced Therapy

ODD
Orphan Drug Designation

BTD
Breakthrough Therapy Designation

PRIME
PRIority MEdicines

3 Regulatory filings planned by end of 2019

Strategic Partnerships

Boston Children's Hospital — Until every child is well
medigene
TC BioPharm
Celgene

Manufacturing



apceth Biopharma
novasep
brammer
Lonza
MilliporeSigma

Toolbox

Lentiviral Gene Delivery
- Reproducible
- Scalable

Genome Editing Platform
- megaTALs
- homing endonucleases

9 Active Treatment Studies

Starbeam Study
CRB-401
KarMMa™*
CRB-402
HGB-205
HGB-206
BCL11a**
NORTHSTAR-2 Study
NORTHSTAR-3 Study

*Led by Celgene, **Led by BCH

27

Stay Tuned…



TDT

- ✓ Northstar-2 (HGB-207) Updated Data
- ✓ Northstar (HGB-204) Updated Data
- MAA Filing in non-β^0/β^0 Genotypes
- Northstar-3 (HGB-212) Early Data
- Northstar-2 Updated Data



SCD

- ✓ HGB-206 Data
- Registration Strategy Update



MM

- ✓ CRB-401 bb2121 ASCO Data
- Initiate 3rd Line Study*
- CRB-402 bb21217 Early Data
- CRB-401 Updated Data



CALD

- Starbeam (ALD-102) Updated Data

*Conducted by Celgene

NASDAQ: BLUE
28

Q&A